SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2003

PHOTOELECTRON CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-21667	04-3035323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Executive Park Drive

North Billerica, MA 01862

(978) 670-8777

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 5.    Other Events

On May 2, 2003, the registrant filed a voluntary petition for relief under the provisions of Chapter 7 of the Bankruptcy Code (Title 11 of the United States Code).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTOELECTRON CORPORATION

By:	/s/ TIMOTHY W. BAKER
Timothy W. Baker President and Chief Financial Officer

Dated: May 2, 2003

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